EXHIBIT 10.33

                       THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is executed on the date set forth on the signature pages but is made effective as of July 31, 2005, by and among ENGLOBAL CORPORATION, a Nevada corporation; ENGLOBAL CORPORATE SERVICES, INC., a Texas corporation; THERMAIRE, INC., a Texas corporation; ENGLOBAL ENGINEERING, INC., a Texas corporation; ENGLOBAL CONSTRUCTION RESOURCES, INC., a Texas corporation; ENGLOBAL SYSTEMS, INC., a Texas corporation; RPM ENGINEERING, INC., a Louisiana corporation; ENGLOBAL TECHNOLOGIES, INC., a Texas corporation; ENGLOBAL CONSTANT POWER, INC., a Texas corporation; SENFTLEBER & ASSOCIATES, L.P., a Texas limited partnership; and ENGLOBAL DESIGN GROUP, INC., a Texas corporation (collectively, "Borrower"), and COMERICA BANK ("Bank").



                                  THE RECITALS

     WHEREAS, Borrower and Bank have entered into that certain Credit Agreement dated as of July 27, 2004 (as heretofore amended by a First Amendment effective as of September 30, 2004 and a Second Amendment effective as of April 1, 2005 and as it may be hereafter amended, the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Bank desire to amend the Original Credit Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                      ARTICLE I Definitions and References
                      ------------------------------------

     Section 1.1 Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     "Amendment" means this Third Amendment to Credit Agreement.

     "Amendment Documents" means, collectively, this Amendment and any other document required to be delivered by Borrower pursuant to Article III hereof.

     "Credit Agreement" means the Original Credit Agreement as amended hereby.

     "Original Omnibus Certificate" means the Omnibus Certificate dated July 27, 2004 executed and delivered by officers of each Borrower pursuant to the Original Credit Agreement.

               ARTICLE II Amendments to Original Credit Agreement
               --------------------------------------------------

     Section 2.1 Section 5.17 of the Original Credit Agreement is hereby amended by deleting the figure "$1,300,000" and substituting "2,500,000" in place thereof.

     Section 2.2 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by deleting the definition of "Agreement" and substituting therefor the following:

     "'Agreement' shall mean this Credit Agreement, including the Defined Terms Addendum and the Loan Terms, Conditions and Procedures Addendum, together with all exhibits and schedules, as amended by the First Amendment, Second Amendment, Third Amendment and as it may be further amended from time to time.

     Section 2.3 The Defined Terms Addendum to the Original Credit Agreement is hereby amended by adding the following definitions thereto:

     "'Third Amendment' shall mean that certain Third Amendment to Credit Agreement executed on October __, 2005 but effective as of July 31, 2005 among Borrower and Bank."

     Section 2.4 The Loan Terms, Conditions and Procedures Addendum to the Original Credit Agreement is hereby amended by deleting Section 1.9(a) and substituting therefor the following:

     "(a) Letters of Credit. Subject to the terms and conditions of this Agreement and the other Loan Documents, the Bank shall, upon request from Borrower from time to time prior to the Revolving Credit Maturity Date, issue one or more Letters of Credit. The Letter of Credit Liabilities shall not exceed $8,000,000 from the date of the Third Amendment until February 28, 2006 and from February 28, 2006 to May 31, 2006 the Letter of Credit Liabilities shall not exceed $3,000,000 and from and after May 31, 2006 the Letter of Credit Liabilities shall not exceed $2,000,000, provided that, at all times the sum of (i) the outstanding principal balance of all Revolving Loans plus (ii) the Letter of Credit Liabilities shall not exceed the Revolving Credit Maximum Amount. Letters of Credit may be issued to finance working capital needs. Each Letter of Credit issued pursuant to this Agreement shall be in a minimum amount of $25,000. No Letter of Credit shall have a stated expiration date later than thirty (30) days prior to the Revolving Credit Maturity Date."

                     ARTICLE III Conditions of Effectiveness
                     ---------------------------------------

     Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

          (a) a duly executed counterpart of this Amendment;

          (b) a duly executed counterpart of the No Oral Agreements of even date herewith; and

          (c) each other document to be executed and delivered by Borrower pursuant hereto or thereto.

                    ARTICLE IV Representations and Warranties
                    -----------------------------------------

     Section 4.1 Representations and Warranties of Borrower. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank that:

          (a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

          (b) Borrower is duly authorized to execute and deliver this Amendment and the other Amendment Documents and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents and to authorize the performance of the obligations of Borrower hereunder and thereunder. The Omnibus Certificate of each Borrower delivered to Bank on the date of the Original Credit Agreement remains in full force and effect, and the specimen signatures of the officers contained in the Omnibus Certificate are true and correct;

          (c) The execution and delivery by Borrower of this Amendment and the other Amendment Documents, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or the bylaws or partnership agreement of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and the other Amendment Documents or to consummate the transactions contemplated hereby and thereby;

          (d) When duly executed and delivered, each of this Amendment and the other Amendment Documents will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally; and

          (e) No material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of Borrower since the date of the most recently delivered financial statements.

                             ARTICLE V Miscellaneous
                             -----------------------

     Section 5.1 Ratification of Agreement. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     Section 5.2 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Indebtedness is paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 5.3 Loan Documents. This Amendment and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]
                     ---------------------------------------











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

     IN WITNESS WHEREOF, this Amendment is on October ___, 2005 but to be effective as of July 31, 2005.

                                          BORROWER:

                                          ENGLOBAL CORPORATION,
                                          a Nevada corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CORPORATE SERVICES, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          THERMAIRE, INC., a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL ENGINEERING, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          ENGLOBAL CONSTRUCTION
                                          RESOURCES, INC., a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL SYSTEMS, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          RPM ENGINEERING, INC.,
                                          a Louisiana corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL TECHNOLOGIES, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          ENGLOBAL CONSTANT POWER, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer

                                          SENFTLEBER & ASSOCIATES, L.P.,
                                          a Texas limited partnership

                                          By: ENGlobal Design Group, Inc.,
                                          a Texas corporation, its general
                                          partner


                                          By:
                                          --------------------------------------
                                          R.W. Raiford, Chief Financial Officer
                                          and Treasurer


                                          ENGLOBAL DESIGN GROUP, INC.,
                                          a Texas corporation


                                          By:
                                          --------------------------------------
                                          R.W. Raiford,
                                          Chief Financial Officer and Treasurer


                                          BANK:

                                          COMERICA BANK


                                          By:
                                          --------------------------------------
                                          James R. McNutt, Sr. Vice President